Scudder
Large Company
Value Fund

Annual Report
September 30, 1997

Pure No-Load(TM) Funds


A fund which seeks to maximize long-term capital appreciation through a value-driven investment program.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER     [logo]

                                    In Brief

o For the trailing twelve-month period ended September 30, 1997, Scudder Large Company Value Fund returned 43.06%, exceeding the 42.31% return of the unmanaged Russell l000 Value Index and the 40.46% return of the unmanaged S&P 500 Index. The Fund's performance earned it a place among the top 11% of 325 large value funds, according to Morningstar.

o Value stocks outperformed growth stocks over the twelve months, as expectations concerning the sustainability of earnings at some large multinational growth companies have recently moderated.

o Large company stocks delivered strong performance for the twelve months, as healthy corporate earnings, relatively low interest rates, and benign inflation provided a favorable environment for the Fund's investments.


                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Glossary of Investment Terms
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  22  Report of Independent Accountants
  23  Tax Information
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions


                       2 -- SCUDDER LARGE COMPANY VALUE FUND

                        Letter from the Fund's President
Dear Shareholders,

     We are pleased to present the annual report for Scudder Large Company Value Fund, formerly Scudder Capital Growth Fund, for the twelve-month period ended September 30, 1997.

     The Fund's disciplined approach continued to reward shareholders, despite an increased level of market volatility towards the end of the period. After the close of the fiscal period, volatility accelerated, as the ripple effects from the currency crisis in Southeast Asia were felt across the globe. For the U.S. stock market, which had been viewed by some as amply priced, these events helped to trigger a 554-point decline in the Dow Jones Industrial Average on October
27. While the Dow recovered, rising more than 330 points the next day, these events serve as reminders to investors of the truly global nature of the investment markets and the price volatility which can occur.

     The good news, we believe, is that U.S. businesses and the economy are still healthy. In this context, volatility provides many opportunities. In this environment, we believe a sound approach to building an investment portfolio designed to weather a range of market conditions is based on careful diversification with exposure to small-cap, foreign, emerging market, and fixed income securities in addition to large-cap U.S. stocks. Scudder Large Company Value Fund can serve as an important core holding in this type of diversified portfolio, which, when combined with the habit of investing regularly and a long-term perspective, can help many investors meet their investing goals.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 27.

     Thank you for your investment in Scudder Large Company Value Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

Sincerely,

/s/Daniel Pierce

Daniel Pierce
President,
Scudder Large Company Value Fund


                      3 -- SCUDDER LARGE COMPANY VALUE FUND

PERFORMANCE UPDATE as of September 30, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
9/30/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Capital Growth Fund
--------------------------------------------
1 Year          $ 14,306    43.06%     43.06%
5 year          $ 24,831   148.31%     19.95%
10 Year         $ 37,339   273.39%     14.08%
---------------------------------------------
S&P 500 Index
---------------------------------------------
1 Year          $ 14,046     40.46%    40.46%
5 Year          $ 25,692    156.92%    20.76%
10 Year         $ 39,587    295.87%    14.74%
---------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY VALUE FUND
Year            Amount
----------------------
87             $10,000
88             $ 9,439
89             $13,597
90             $ 9,762
91             $14,238
92             $15,037
93             $19,373
94             $18,459
95             $22,512
96             $26,101
97             $37,339

S&P 500 INDEX
Year            Amount
----------------------
87             $10,000
88             $ 8,763
89             $11,653
90             $10,577
91             $13,873
92             $15,408
93             $17,411
94             $18,053
95             $23,423
96             $28,183
97             $39,587

Yearly periods ended September 30

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended September 30

                       1988     1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 16.10  $ 22.30   $ 14.77   $ 19.30   $ 19.12   $ 23.06   $ 19.54   $ 22.92   $ 22.64   $ 28.98
INCOME DIVIDENDS..   $   .20  $   .07   $   .16   $   .37   $   .22   $   .10   $  -      $   -   $     .08   $   .16
CAPITAL GAINS
DISTRIBUTIONS.....   $  2.38    $ .55   $  1.45   $  1.35     $ .98   $  1.25   $  2.62   $   .73   $  3.50   $  2.48
FUND TOTAL
RETURN (%)........     -5.61    44.05    -28.20     45.85      5.61     28.83     -4.72     21.96     15.94     43.06
INDEX TOTAL
RETURN (%)........    -12.39    32.95     -9.24     31.09     11.04     12.97      3.68     29.75     20.34     40.46

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                      4 -- SCUDDER LARGE COMPANY VALUE FUND

PORTFOLIO SUMMARY as of September 30, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Equity Securities                  98%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund pursues a value-driven
investment program that includes
investing nearly 100% in equity
securities of large companies.

--------------------------------------------------------------------------
Sectors
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------

Financial                          26%
Energy                             10%
Consumer Staples                   10%
Technology                          8%
Manufacturing                       7%
Health                              6%
Consumer Discretionary              6%
Communications                      5%
Durables                            5%
Other                              17%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's individual selection
approach resulted in significant
emphasis in the financial and
consumer staples, and energy sectors.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(22% of Portfolio)
--------------------------------------------------------------------------

1.   INTERNATIONAL BUSINESS MACHINES CORP.
     Principal manufacturer and servicer of business and computing machines
2.   BELL ATLANTIC CORP.
     Telecommunication services
3.   CHASE MANHATTAN CORP.
     Commercial banking
4.   EXXON CORP.
     International oil & gas company
5.   WHIRLPOOL CORP.
     Manufacturer of major household appliances
6.   TRAVELERS GROUPS, INC.
     Provider of diversified financial services
7.   BANKAMERICA CORP.
     Commercial banking in California
8.   PHILIP MORRIS COMPANIES INC.
     Tobacco, food products and brewing
9.   GOODYEAR TIRE AND RUBBER CO.
     Maker of tires & rubber products
10.  WEYERHAEUSER CO.
     Diversified forest products company

The best returns came from a diverse
group of individual names, not from
emphasizing specific industry sectors.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 -- SCUDDER LARGE COMPANY VALUE FUND

                         Portfolio Management Discussion


We asked Kathleen T. Millard and Lois Friedman Roman, portfolio managers of Scudder Large Company Value Fund, to discuss the market environment and their current investment strategy for the Fund.


Q: How did the Fund perform for the trailing twelve-month period ended September 30, 1997?

A: The Fund provided outstanding returns, reflecting the strong performance of value stocks and our disciplined approach to seeking superior risk-adjusted returns. For the period, the Fund returned 43.06%, exceeding the 42.31% return of the unmanaged Russell 1000 Value Index and the 40.46% return of the unmanaged S&P 500 Index. In addition, the Fund ranked in the top 11% of 325 large value funds, surpassing the category's 35.79% average return according to Morningstar.

Q:  How would you characterize the market over this period?

A: Overall, it has been an ideal environment for stocks, despite several ups and downs. Growth stocks have done well until recently, but value stocks performed better during the third quarter of 1997. Large-caps outperformed small-caps, although small-caps also had better performance in the third quarter.

Q:  It sounds as though something changed during the third quarter.

A: We think investors began to realize how extended prices were in some segments of the market, and the volatility we've seen over the last few months supports this. Valuations and earnings have been way above normal. Returning to more typical conditions in corporate earnings performance or in stock prices may require a period of increased price volatility. This is why risk control is part of our decision-making process at all times.

Q:  Where do you invest in a market like this?

A: A good question. This is a difficult market in which to invest, unless you have a regimented investment discipline, such as the one we use in managing the Fund. Our philosophy is to pursue a disciplined approach to seeking long-term capital appreciation through a value-driven investment program. We utilize a quantitative model as well as the fundamental input from our seasoned staff of research analysts. Our focus is on individual stock selection, based principally on three criteria: attractive relative valuations; fundamental research; and portfolio risk control considerations.

Q:  How do you use this "discipline" to select stocks for the portfolio?

A: We begin with a review of our universe of large company stocks -- primarily stocks in the unmanaged Russell 1000 Index. This broad base serves as our hunting ground. Then we rank stocks based on relative value and the companies' long-term earnings outlooks. The list is divided into categories from least expensive to most expensive. The most undervalued stocks -- our "buy" candidates -- fall into the top 40% of our ranking; the most expensive stocks -- our "sell" candidates -- fall into the bottom 20% of our ranking.

Q:  How do Scudder's analysts fit into the selection process?

A: Our analysts evaluate prospective portfolio holdings by digging into the financial statements of each company to assess earnings prospects, and also evaluate the corporate management and strategy, among other factors. By


                      6 -- SCUDDER LARGE COMPANY VALUE FUND
incorporating the input of our research analysts, we attempt to anticipate changes in the fundamentals of individual companies and the industries in which they compete.

Q: Risk control is an important component of your investment discipline. How do you control it?

A: Stocks by definition are volatile, but undervalued (`value') stocks typically have lower risk characteristics than the average stock contained in the broad-based S&P 500 Index. By seeking stocks with attractive valuations, the Fund has tended to have lower volatility than the S&P 500. For example, during the twelve-month period, the Fund outperformed the broad market on average on over 75% of the down days. We think the value of this approach can be particularly useful during periods of increased volatility.

Q:  What worked well during the period?

A: The Fund's significant exposure to financial stocks, such as Travelers, which was up 87% over the twelve months, was an important contributor to performance. However, the portfolio had many other big winners, and they were a diverse group, crossing several different industries: Bergen Brunswig, (up 62%), IBM, (up 72%), Whirlpool (up 35%), Browning Ferris (up 56%), Eaton (up 57%), National Semiconductor (up 104%), and Consolidated Freight (up 114%), to name a few.

Q:  Did you add any new names to the portfolio?

A: Yes, recently we have been adding to our holdings of utility stocks. The important thing to remember about the utility sector is that while all other

                      7 -- SCUDDER LARGE COMPANY VALUE FUND
industry sectors moved up with the bull market, utility stocks have basically gone nowhere. There are a number of perceived negatives, including flat earnings and fears concerning the impact of deregulation. Until recently there has been a big performance disparity between utility stocks and the market. In addition, valuations in this sector are near all-time lows. Given these factors, we have made selected, incremental additions in the utility area.

Q:  What is your outlook?

A: First, I would like to stress that our model is not based on an outlook for the markets, but on our value-oriented stock selection using quantitative disciplines and proprietary fundamental research. We believe this approach should provide both upside potential and downside protection in varying market environments. That said, aggregate market price levels reached historical highs during the period, but we believe that there are always relatively attractive valuation opportunities to unearth. For investors who are seeking long-term growth of capital from undervalued securities, we believe the Fund will continue to provide rewarding returns.


                              Scudder Large Company
                                   Value Fund:
                          A Team Approach to Investing


  Scudder Large Company Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois Friedman Roman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has ten years of experience as an equity analyst.


                      8 -- SCUDDER LARGE COMPANY VALUE FUND

                          Glossary of Investment Terms


 FUNDAMENTAL RESEARCH                  Analysis of companies based on
                                       the projected impact of management,
                                       products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                          Stock of a company that has
                                       displayed above average earnings growth
                                       and is expected to continue to increase
                                       profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings and exhibit greater price volatility.

 LIQUIDITY                             A stock that is liquid has enough shares
                                       outstanding and a substantial enough
                                       market capitalization to allow large
                                       purchases and sales to occur without
                                       causing a significant change in its
                                       market price.

 MARKET CAPITALIZATION                 The value of a company's
                                       outstanding shares of common stock,
                                       determined by the number of shares
                                       outstanding multiplied by the share price
                                       (Shares x Price = Market Capitalization).
                                       The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general,
                                       "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 OVER/UNDER WEIGHTING                  Refers to the allocation of
                                       assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the Russell 1000
                                       Value Index) or an investment universe.

 PRICE-EARNINGS RATIO (P-E)            A widely used gauge of a stock's
 (also"earnings multiple")             valuation that indicates what investors
                                       are paying fora company's earnings on a
                                       per share basis. Typically based on a
                                       company's projected earnings for the next
                                       12 months, a higher "earnings multiple"
                                       indicates a higher expected growth rate
                                       and the potential for greater price
                                       fluctuations.

 VALUE STOCK                           A company whose stock price does
                                       not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                                       Value stocks tend to display less price
                                       volatility and may carry higher dividend yields.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                      9 -- SCUDDER LARGE COMPANY VALUE FUND

                  Investment Portfolio as of September 30, 1997

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%, to be
  repurchased at $37,182,217 on 10/1/97, collateralized by a $37,671,000 U.S. Treasury                           -------------
  Note, 5%, 2/15/99 (Cost $37,176,000) ..................................................     37,176,000            37,176,000
                                                                                                                 -------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 6.0%
Apparel & Shoes 0.8%
Reebok  International Ltd.* .............................................................        344,600            16,777,713
                                                                                                                 -------------
Department & Chain Stores 3.5%
Dayton Hudson Corp. .....................................................................        385,500            23,105,906
Price/Costco, Inc.* .....................................................................        815,800            30,694,475
Rite Aid Corp. ..........................................................................        410,700            22,768,181
                                                                                                                 -------------
                                                                                                                    76,568,562
                                                                                                                 -------------
Hotels & Casinos 0.5%
Circus Circus Enterprises, Inc.* ........................................................        461,300            11,618,994
                                                                                                                 -------------
Restaurants 1.2%
Brinker International, Inc.* ............................................................      1,437,900            25,612,594
                                                                                                                 -------------
Consumer Staples 9.6%
Alcohol & Tobacco 2.0%
Philip Morris Companies, Inc. ...........................................................      1,082,800            45,003,875
                                                                                                                 -------------
Consumer Electronic & Photographic Products 2.2%
Whirlpool Corp. .........................................................................        739,600            49,044,725
                                                                                                                 -------------
Food & Beverage 4.4%
American Stores Co. .....................................................................        986,700            24,050,813
ConAgra Inc. ............................................................................        331,800            21,898,800
H.J. Heinz Co. ..........................................................................        548,000            25,310,750
Unilever NV (New York shares) ...........................................................        124,600            26,493,075
                                                                                                                 -------------
                                                                                                                    97,753,438
                                                                                                                 -------------
Textiles 1.0%
VF Corporation ..........................................................................        242,400            22,452,300
                                                                                                                 -------------
Health 6.4%
Health Industry Services 3.3%
Bergen Brunswig Corp. "A" ...............................................................        829,875            33,506,203

    The accompanying notes are an integral part of the financial statements.


                     10 -- SCUDDER LARGE COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Humana Inc.* ............................................................................      1,665,100            39,650,194
                                                                                                                 -------------
                                                                                                                    73,156,397
                                                                                                                 -------------
Hospital Management 1.5%
Tenet Healthcare Corp.* .................................................................      1,141,200            33,237,450
                                                                                                                 -------------
Pharmaceuticals 1.6%
American Home Products Corp. ............................................................        284,900            20,797,700
Bristol-Myers Squibb Co. ................................................................        173,300            14,340,575
                                                                                                                 -------------
                                                                                                                    35,138,275
                                                                                                                 -------------
Communications 5.2%
Telephone / Communications
American Telephone & Telegraph Co. ......................................................        275,200            12,194,800
Bell Atlantic Corp. .....................................................................        671,200            53,989,650
BellSouth Corp. .........................................................................        474,000            21,922,500
GTE Corp. ...............................................................................        597,100            27,093,413
                                                                                                                 -------------
                                                                                                                   115,200,363
                                                                                                                 -------------
Financial 25.9%
Banks 12.4%
Banc One Corp. ..........................................................................        394,900            22,040,356
BankAmerica Corp. .......................................................................        633,800            46,465,463
BankBoston Corp. ........................................................................        443,500            39,222,031
Chase Manhattan Corp. ...................................................................        434,300            51,247,400
First Chicago NBD Corp. .................................................................        220,200            16,570,050
First Union Corp. .......................................................................        358,000            17,922,375
J.P. Morgan & Co., Inc. .................................................................        259,100            29,440,238
KeyCorp .................................................................................        426,800            27,155,150
NationsBank Corp. .......................................................................        385,900            23,877,563
                                                                                                                 -------------
                                                                                                                   273,940,626
                                                                                                                 -------------
Insurance 8.7%
Allstate Corp. ..........................................................................        518,600            41,682,475
Chubb Corp. .............................................................................        317,400            22,555,238
Cigna Corp. .............................................................................        207,400            38,628,250
EXEL, Ltd. (ADR) ........................................................................        513,700            30,597,256
General Re Corp. ........................................................................        142,700            28,325,950
Mid Ocean, Ltd. .........................................................................        288,200            18,264,667
Safeco Corp. ............................................................................        224,300            11,887,900
                                                                                                                 -------------
                                                                                                                   191,941,736
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                     11 -- SCUDDER LARGE COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Other Financial Companies 4.8%
American Express Credit Corp. ...........................................................        461,600            37,793,500
Federal National Mortgage Association ...................................................        396,700            18,644,900
Travelers Group, Inc. ...................................................................        716,466            48,898,805
                                                                                                                 -------------
                                                                                                                   105,337,205
                                                                                                                 -------------
Service Industries 3.3%
Environmental Services 1.9%
Browning Ferris Industries ..............................................................      1,112,500            42,344,531
                                                                                                                 -------------
Investment 1.4%
Merrill Lynch & Co., Inc. ...............................................................        421,800            31,292,288
                                                                                                                 -------------
Durables 5.0%
Aerospace 0.5%
United Technologies Corp. ...............................................................        138,000            11,178,000
                                                                                                                 -------------
Automobiles 2.5%
Eaton Corp. .............................................................................        287,000            26,511,625
Ford Motor Co. ..........................................................................        410,300            18,566,075
General Motors Corp. ....................................................................        162,300            10,863,956
                                                                                                                 -------------
                                                                                                                    55,941,656
                                                                                                                 -------------
Tires 2.0%
Goodyear Tire & Rubber Co. ..............................................................        640,200            44,013,750
                                                                                                                 -------------
Manufacturing 7.0%
Chemicals 1.8%
Dow Chemical Co. ........................................................................        318,900            28,920,244
E.I. du Pont de Nemours & Co. ...........................................................        185,000            11,389,063
                                                                                                                 -------------
                                                                                                                    40,309,307
                                                                                                                 -------------
Diversified Manufacturing 2.0%
Dresser Industries, Inc. ................................................................        450,300            19,362,900
Textron, Inc. ...........................................................................        372,000            24,180,000
                                                                                                                 -------------
                                                                                                                    43,542,900
                                                                                                                 -------------
Electrical Products 1.8%
Emerson Electric Co. ....................................................................        223,900            12,902,238
Philips Electronics NV (New York shares) ................................................        315,800            26,527,200
                                                                                                                 -------------
                                                                                                                    39,429,438
                                                                                                                 -------------
Specialty Chemicals 1.4%
Witco Corp. .............................................................................        688,100            31,394,563
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                     12 -- SCUDDER LARGE COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Technology 7.7%
Diverse Electronic Products 1.7%
Harris Corp. ............................................................................        842,200            38,530,650
                                                                                                                 -------------
EDP Peripherals 0.7%
Western Digital Corp.* ..................................................................        394,300            15,796,644
                                                                                                                 -------------
Electronic Data Processing 2.5%
International Business Machines Corp. ...................................................        526,000            55,723,125
                                                                                                                 -------------
Military Electronics 0.9%
General Dynamics Corp. ..................................................................        228,600            19,916,775
                                                                                                                 -------------
Semiconductors 1.9%
National Semiconductor Corp.*                                                                  1,048,100            42,972,100
                                                                                                                 -------------
Energy 10.2%
Oil & Gas Production 1.8%
Coastal Corp. ...........................................................................        523,400            32,058,250
Royal Dutch Petroleum Co. ...............................................................        140,000             7,836,792
                                                                                                                 -------------
                                                                                                                    39,895,042
                                                                                                                 -------------
Oil Companies 8.4%
Atlantic Richfield Co. ..................................................................        255,600            21,837,825
British Petroleum PLC (ADR) .............................................................        272,400            24,737,325
Exxon Corp. .............................................................................        799,400            51,211,563
Mobil Corp. .............................................................................        453,200            33,536,800
Royal Dutch Petroleum Co. (New York shares) .............................................        284,800            15,806,400
Texaco Inc. .............................................................................        639,800            39,307,713
                                                                                                                 -------------
                                                                                                                   186,437,626
                                                                                                                 -------------
Construction 3.3%
Building Materials 0.6%
Vulcan Materials Co. ....................................................................        139,600            12,145,200
                                                                                                                 -------------
Building Products 0.8%
Armstrong World Industries, Inc. ........................................................        255,800            17,154,588
                                                                                                                 -------------
Forest Products 1.9%
Weyerhaeuser Co. ........................................................................        725,900            43,100,313
                                                                                                                 -------------
Transportation 3.7%
Railroads 3.0%
CSX Corp. ...............................................................................        484,800            28,360,800
Canadian National Railway ...............................................................        380,700            19,788,248

    The accompanying notes are an integral part of the financial statements.


                     13 -- SCUDDER LARGE COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd. ...................................................................        648,400            19,168,325
                                                                                                                 -------------
                                                                                                                    67,317,373
                                                                                                                 -------------
Trucking 0.7%
CNF Transportation, Inc. ................................................................        363,500            15,834,969
                                                                                                                 -------------
Utilities 5.0%
Electric Utilities 4.2%
American Electric Power Co. .............................................................        471,900            21,471,450
Duke Power Co. ..........................................................................        485,400            23,996,963
FPL Group, Inc. .........................................................................        448,600            22,990,750
Pacific Gas & Electric Co. ..............................................................      1,010,900            23,440,244
                                                                                                                 -------------
                                                                                                                    91,899,407
                                                                                                                 -------------
Natural Gas Distribution 0.8%
Pacific Enterprises .....................................................................        554,800            18,793,850
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,465,347,094)                                                                        2,177,748,348
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,502,523,094) (a)                                                   2,214,924,348
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $1,506,252,042. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $708,672,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $709,219,770 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $547,464.

    The accompanying notes are an integral part of the financial statements.


                     14 -- SCUDDER LARGE COMPANY VALUE FUND

                                           Financial Statements

                                  Statement of Assets and Liabilities
                                        as of September 30,1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,502,523,094) ............      $2,214,924,348
                 Cash ...............................................................                 920
                 Receivable on investments sold .....................................           2,182,529
                 Dividends and interest receivable ..................................           3,698,053
                 Receivable on Fund shares sold .....................................             923,838
                 Receivable on foreign taxes recoverable ............................              49,258
                 Other assets .......................................................              33,581
                                                                                            ----------------
                 Total assets .......................................................       2,221,812,527
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payables for investments purchased .................................           3,284,374
                 Payable for Fund shares redeemed ...................................           4,058,758
                 Accrued management fee .............................................           1,145,100
                 Other payables and accrued expenses ................................             591,157
                                                                                            ----------------
                 Total liabilities ..................................................           9,079,389
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,212,733,138
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................................          22,560,347
                 Unrealized appreciation on investments .............................         712,401,254
                 Accumulated net realized gain ......................................         110,159,843
                 Paid-in capital ....................................................       1,367,611,694
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,212,733,138
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($2,212,733,138 / 76,343,193 outstanding shares of beneficial            ----------------
                   interest, $.01 par value, unlimited number of shares authorized).               $28.98
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     15 -- SCUDDER LARGE COMPANY VALUE FUND

                             Statement of Operations
                          year ended September 30, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $407,878) ..............       $  44,621,845
                 Interest ...........................................................           1,687,286
                                                                                            -----------------
                                                                                               46,309,131
                 Expenses:
                 Management fee .....................................................          12,187,280
                 Services to shareholders ...........................................           4,565,962
                 Trustees' fees and expenses ........................................              57,362
                 Custodian and accounting fees ......................................             338,454
                 Reports to shareholders ............................................             267,647
                 Auditing ...........................................................              45,900
                 Legal ..............................................................              26,462
                 Registration fees ..................................................              79,128
                 Other ..............................................................              43,647
                                                                                            -----------------
                                                                                               17,611,842
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         28,697,289
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ........................................................         134,428,197
                                                                                            -----------------

                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ........................................................         519,791,121
                 Foreign currency related transactions ..............................                (333)
                                                                                            -----------------
                                                                                              519,790,788
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                          654,218,985
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $ 682,916,274
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     16 -- SCUDDER LARGE COMPANY VALUE FUND

                       Statements of Changes in Net Assets

                                                                                Years Ended September 30,
Increase (Decrease) in Net Assets                                                1997              1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...................................  $   28,697,289   $   25,638,335
                 Net realized gain from investment transactions ..........     134,428,197      156,485,746
                 Net unrealized appreciation on investment transactions
                    during the period ....................................     519,790,788       50,222,142
                                                                            ---------------- -----------------
                 Net increase in net assets resulting from operations ....     682,916,274      232,346,223
                                                                            ---------------- -----------------
                 Distributions to shareholders from:
                 Net investment income ...................................     (11,553,936)      (5,186,735)
                                                                            ---------------- -----------------
                 Net realized gains on investment transactions ...........    (179,180,946)    (226,928,336)
                                                                            ---------------- -----------------
                 Fund share transactions:
                 Proceeds from shares sold ...............................     255,862,093      242,975,623
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ........................     182,941,443      222,385,560
                 Cost of shares redeemed .................................    (369,711,587)    (305,801,902)
                                                                            ---------------- -----------------
                 Net increase in net assets from Fund share transactions.       69,091,949      159,559,281
                                                                            ---------------- -----------------
                 Increase in net assets ..................................     561,273,341      159,790,433
                 Net assets at beginning of period .......................   1,651,459,797    1,491,669,364
                 Net assets at end of period (including undistributed
                    net investment income of $22,560,347 and                ---------------- -----------------
                    $5,294,851, respectively) ............................  $2,212,733,138   $1,651,459,797
                                                                            ---------------- -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...............      72,934,700       65,078,938
                                                                            ---------------- -----------------
                 Shares sold .............................................      10,356,988       11,066,908
                 Shares issued to shareholders in reinvestment of
                    distributions ........................................       8,148,839       10,795,415
                 Shares redeemed .........................................     (15,097,334)     (14,006,561)
                                                                            ---------------- -----------------
                 Net increase in Fund shares .............................       3,408,493        7,855,762
                                                                            ---------------- -----------------
                 Shares outstanding at end of period .....................      76,343,193       72,934,700
                                                                            ---------------- -----------------

    The accompanying notes are an integral part of the financial statements.


                     17 -- SCUDDER LARGE COMPANY VALUE FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                Years Ended September 30,
                                     1997(a)*   1996    1995     1994   1993(c)    1992    1991     1990     1989    1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of       --------------------------------------------------------------------------------------
   period                           $22.64     $22.92  $19.54  $23.06   $19.12   $19.30   $14.77  $22.30    $16.10  $20.41
                                    --------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income (loss)           .38        .36     .13   (.02)      .06      .12      .20  .30(b)       .21     .09
Net realized and unrealized gain
   (loss) on investment
   transactions                       8.60       2.94    3.98   (.88)     5.23      .90     6.05  (6.22)      6.61  (1.82)
Total from investment               --------------------------------------------------------------------------------------
   operations                         8.98       3.30    4.11   (.90)     5.29     1.02     6.25  (5.92)      6.82  (1.73)
                                    --------------------------------------------------------------------------------------
Less distributions from:
Net investment income                (.16)      (.08)      --      --    (.10)    (.22)    (.37)   (.16)     (.07)   (.20)
Net realized gains on
   investment transactions          (2.48)     (3.50)   (.73)  (2.62)   (1.25)    (.98)   (1.35)  (1.45)     (.55)  (2.38)
Total distributions                 (2.64)     (3.58)   (.73)  (2.62)   (1.35)   (1.20)   (1.72)  (1.61)     (.62)  (2.58)
Net asset value, end of             --------------------------------------------------------------------------------------
   period                           $28.98     $22.64  $22.92  $19.54   $23.06   $19.12   $19.30  $14.77    $22.30  $16.10
                                    --------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                     43.06      15.94   21.96  (4.72)    28.83     5.61    45.85  (28.20)    44.05  (5.61)
Ratios and Supplemental Data
Net assets, end of period
   ($ millions)                      2,213      1,651   1,492   1,338    1,387    1,054    1,058     712     1,013     491
Ratio of operating expenses to
   average daily net assets (%)        .93        .92     .98     .97      .96      .98     1.04     .94       .88     .95
Ratio of net investment income
   (loss) to average daily
   net assets (%)                     1.51       1.62     .62   (.12)      .22      .57     1.24    1.56      1.22     .63
Portfolio turnover rate (%)          43.02      150.7   153.6    75.8     92.2     92.4     93.2    87.9      55.7    48.5
Average commission rate paid (d)    $.0562     $.0533  $   --   $  --    $  --    $  --    $  --   $  --     $  --   $  --

(a)   Based on monthly average shares outstanding during the period.
(b) Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
(c) Effective October 1, 1992, the Fund discontinued using equalization accounting.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 30, 1996.
* On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.


                     18 -- SCUDDER LARGE COMPANY VALUE FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment


                     19 -- SCUDDER LARGE COMPANY VALUE FUND
transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended September 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $800,239,914 and $908,969,397, respectively.
                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended September 30, 1997, the fee pursuant to the Agreement amounted to $12,187,280 which was equivalent to an annual effective rate of .64% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,505,046 charged to the Fund by SSC for the year ended September 30, 1997, of which $206,660 is unpaid at September 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended September 30, 1997, the amount charged to the Fund by STC aggregated $1,562,194, of which $133,227 is unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $157,173, of which $13,819 is unpaid at September 30, 1997.


                     20 -- SCUDDER LARGE COMPANY VALUE FUND

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At September 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $26,784.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended September 30, 1997, Trustees' fees and expenses aggregated $57,362.


                     21 -- SCUDDER LARGE COMPANY VALUE FUND

                        Report of Independent Accountants

To the Trustees of Scudder Equity Trust and the Shareholders of Scudder Large Company Value Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund), including the investment portfolio, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund), as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                              COOPERS & LYBRAND L.L.P.
November 5, 1997


                     22 -- SCUDDER LARGE COMPANY VALUE FUND

                                 Tax Information

The Fund paid distributions of $.80 per share from long-term capital gains during its taxable year ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $74,182,619 as long-term capital gain dividends for the year ended September 30, 1997.


Pursuant to section 854 of the Internal Revenue Code, the Fund designates $37,399,677 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1997.





                     23 -- SCUDDER LARGE COMPANY VALUE FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

David S. Lee*
Trustee and Vice President

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Kathleen T. Millard*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer


*Scudder, Stevens & Clark, Inc.


                     24 -- SCUDDER LARGE COMPANY VALUE FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     25 -- SCUDDER LARGE COMPANY VALUE FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 -- SCUDDER LARGE COMPANY VALUE FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                     27 -- SCUDDER LARGE COMPANY VALUE FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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